ZYNRELEF’s Significant Economic Benefit With Pass-Through Status March 25, 2022 Exhibit 99.2 Company Logo

The Outpatient Setting of Care Now Represents >70% of Target Surgeries With Hospital Outpatient Approaching 60% SKU: stock keeping unit. HOPD: hospital outpatient department. 1. Breakdown of settings of care based on 2021 Lexis Nexis claims data ~14M High Value Market Procedures1 OVERALL TOTAL ZYNRELEF has lower acquisition cost benefit versus Exparel ZYNRELEF will have HOPD reimbursement – 3-year pass-through ZYNRELEF offers 340B pricing Hospital Inpatient 28% (3.9M procedures) Bundled in DRG 57% (2.2M) of inpatient procedures are done in 340B hospitals Hospital Outpatient 59% (8.3M procedures) 17% (1.4M) have Medicare reimbursement (3-year pass-through) at ASP +6% 58% (4.8M) eligible for 340B discount Multiple SKUs – lower average costs Ambulatory Surgical Centers 13% (1.8M procedures) 18% (0.33M) eligible for Medicare reimbursement at ASP + 6% 123 million Medicaid and commercial lives covered outside surgical bundle Multiple SKUs – lower average costs 72% of the opportunity lends itself to favorable reimbursement and access 2 Please see IMPORTANT SAFETY INFORMATION on pages 25 & 26 of Q4 2021 Earning Call slides and full Prescribing Information, including Boxed Warning. Company Logo

Effective April 1, 2022 - ZYNRELEF is separately reimbursed for Medicare patients in the HOPD under 3-year transitional pass-through status ZYNRELEF is the only local anesthetic with separate reimbursement in the HOPD With pass-through status, the economic benefits vs Exparel in 340B and HOPD more than double 72% of indicated procedures were performed in outpatient settings in 2021 (59% in HOPD, 13% in ASC)a Effective January 1, 2022 - ZYNRELEF is separately reimbursed for Medicare patients in the ASC and a product specific C-code (C9088) is assigned Multiple commercial payers and state Medicaid agencies covering >123 million lives have agreed to reimburse ZYNRELEF outside of the surgical packaged payment in the ASC Many of these covered lives are also reimbursed separately in the HOPD ZYNRELEF’s lower price benefits all settings of care, including those in which local anesthetics are reimbursed as part of the surgical packaged payment ZYNRELEF is the Only Reimbursed Local Anesthetic in Hospital Outpatient, the Largest Setting of Care HOPD: Hospital Outpatient Department; ASC: Ambulatory Surgical Center a Based on third party claims data 3 Please see IMPORTANT SAFETY INFORMATION on pages 25 & 26 and full Prescribing Information, including Boxed Warning. Company Logo

ZYNRELEF’s Economic Benefits Significantly Lower Hospital Costs, While Improving the Standard of Care *Estimates Comparing WAC (or 340B) acquisition cost to published ASP reimbursement for Medicare patients to calculate NCR based on ZYNRELEF Q2’22 rate and Exparel Q1’22 rate. Medicare reimbursement is subject to sequestration. . WAC: wholesale acquisition cost. NCR: net cost recovery. HOPD: hospital outpatient department. ASC: ambulatory surgical center. **DRG Research Pricing Research 2018 and Mock P&T Research 2019 Does not include additional cost of bupivacaine to admix with Exparel to achieve efficacy ZYNRELEF WAC 340B 400 mg/12 mg $267.50 $205.36 200 mg/6 mg $135.50 $104.14 Exparel WAC 340B 266 mg (20 mL) $354.53 $354.53 133 mg (10 mL) $198.84 $198.84 ZYNRELEF Savings vs Exparel WAC $/unit WAC % 340B $/unit 340B % ~ $87 25% ~$149 42% ~ $63 32% ~$95 48% Medicare NCR By Site of Care* NCR 340B NCR HOPD ASC ZYNRELEF 400 mg/12 mg $73.44 $11.30 $11.30 Exparel 266 mg ($354.53) ($354.53) $1.92 ZYNRELEF 200 mg/6 mg $35.26 $3.90 $3.90 Exparel 133 mg ($198.84) ($198.84) ($20.62) ZYNRELEF Economic Benefit vs. Exparel* 340B accounts: ~ $428 (400 mg to 266 mg) and ~ $234 (200 mg to 133 mg) HOPD accounts: ~ $366 (400 mg to 266 mg) and ~ $203 (200 mg to 133 mg) Example, 340B facility performing 250 HOPD Medicare TKAs per month save over $1 million in out-of-pocket Exparel costs and make ~ $220,000 in profit by switching to ZYNRELEF Lower acquisition cost also seen as significant advantage** 4 Please see IMPORTANT SAFETY INFORMATION on pages 25 & 26 of Q4 2021 Earning Call slides and full Prescribing Information, including Boxed Warning. Company Logo